UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2005

                             KNOCKOUT HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

           Delaware                 000-32007               13-4024018
           --------                 ---------               ----------
(State or other jurisdiction of    (Commission             (IRS Employer
       incorporation)                File Number)        Identification No.)

100 W. Whitehall Avenue, Northlake, IL                            60164
--------------------------------------                            -----
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 2, 2005, Knockout Holdings, Inc. (the "Company") entered into a Securities Purchase Agreement for the sale of an 11% Senior Secured Note due May 2, 2008 (the "Note") and warrants (the "Warrants") to purchase 700,000 shares of the Company's common stock to one accredited investor. The transaction closed on May 3, 2005 and provided $3,000,000 in gross proceeds to the Company. The transaction was exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

      The Company must pay interest on the Note at the rate of 11% per annum, payable quarterly. The first 15 months of interest will be held in an escrow account to be disbursed as quarterly interest payments become due. After expiration of the first 15 months, the Company has the option to pay interest in shares of common stock at a rate equal to 85% of the volume weighted average price of the common stock for the 20 trading days immediately prior to the applicable interest payment date. However, payment in shares of common stock may only occur if during the 20 trading days prior to the applicable interest payment date certain equity conditions have been met (as described below), the payment in shares of common stock would not exceed 25% of the trading volume for any of the previous 10 trading days and the Company must have given the holder written notice within 10 trading days of an interest payment date. The equity conditions that must be met are as follows: (a) the Company must have duly honored all redemptions scheduled to occur, if any; (b) all liquidated damages and other amounts owing in respect of the Note must have been paid; (c) there is an effective registration statement permitting the holder to resell all of the shares issuable pursuant to the Warrants and any shares issued by the Company as payment of principal or interest on the Note; (d) the Company's common stock is trading on a national securities exchange, national securities association or the OTC Bulletin Board; (e) there is a sufficient number of authorized but unissued and otherwise unreserved shares of common stock for the issuance of all of the shares issuable to the holder, (f) the company is not in default under any of the transaction documents; (g) the holder does not beneficially own more than 9.9% of the Company's outstanding common stock; and (h) there has been no public announcement of a pending or proposed change of control, acquisition or similar transaction. All overdue and unpaid interest will entail a late fee equal to 20% per annum.

      Beginning 15 months after issuance of the Note, on the first business day of each month the Company must redeem 1/21st of the original principal amount of the Note plus accrued and unpaid interest and any other amounts then owing to the holder under the Note. The monthly redemption amount may be paid in cash or by the issuance of common stock at a rate equal to 85% of the volume weighted average price for the 20 trading days immediately prior to the applicable monthly redemption date. The Company must provide the holder 10 trading days prior written irrevocable notice if it intends to pay the monthly redemption amount by the issuance of common stock. However, payment in shares of common stock may only occur if during the 20 trading days prior to the applicable monthly redemption date the above described equity conditions have been met and the payment in shares of common stock would not exceed 25% of the trading volume for any of the previous 10 trading days.

      So long as any portion of the Note is outstanding, the Company may not and may not permit any subsidiary to directly or indirectly, without the prior written approval of the holder: (a) incur any indebtedness of any kind other than (i) indebtedness in the ordinary course of business and in an amount less than $25,000 and (ii) indebtedness the net proceeds from which is used to prepay the Note in full; (b) incur any liens of any kind other than in connection with indebtedness the net proceeds from which is used to prepay the Note in full; (c) amend its certificate of incorporation, bylaws or other charter documents to adversely affect the rights of the holder; (d) repay, repurchase or offer to repay, repurchase or otherwise acquire any of its common stock, preferred stock or other equity securities; or (e) enter into any agreement with respect to any of the foregoing. Notwithstanding the above covenants, the holder acknowledges that the Company intends to enter into a customary inventory and receivables bank financing and upon receipt of such financing, the holder and the Company will negotiate in good faith and in a timely manner to modify the transaction documents as necessary to permit such financing. While the Note and the Warrants are outstanding, the Company is prohibited from effecting or entering into an agreement to effect any subsequent financing involving a variable rate transaction without the prior written approval of the holder unless the net proceeds from the financing is used to prepay the Note in full.


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

      The  Securities   Purchase  Agreement  contains  a  most  favored  nations
provision which provides that any time the Company effects a subsequent financing while the Note is outstanding, the holder may elect, in its sole discretion, to exchange all or some of its Note then held by it for the securities issued in the subsequent financing based on the then outstanding principal amount of the Note plus accrued but unpaid interest and any other fees then owed by the Company to the holder, and the effective price at which such securities are sold in such subsequent financing.

      The Company's obligations under the Note are secured by all of the Company's assets now owned or hereafter acquired. The holder agreed to subordinate its security interest to any security interest in connection with inventory and receivables bank financing that the Company obtains.

      The Warrants are exercisable for a period of five years with an exercise price of $0.01 per share. The Warrants may be exercised by means of a cashless exercise if at any time after one year from the date of issuance of the Warrants there is not an effective registration statement registering the resale of the shares issuable upon exercise of the Warrants. If the Company or any subsidiary, at any time while the Warrants are outstanding, offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue any common stock or securities entitling anyone to acquire shares of common stock, at an effective price per share less than $0.01 per share, then the exercise price of the Warrants will be reduced to such lower price and the number of warrant shares issuable under the Warrants will be increased such that the aggregate exercise price payable, after taking into account the decrease in the exercise price, will be equal to the aggregate exercise price prior to such adjustment.

      The Company agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the common stock issuable upon exercise of the Warrants and the common stock that may be issued as payment of principal and/or interest on the Note. If such registration statement is not filed on or before May 17, 2005 or if the registration statement is not declared effective by the Securities and Exchange Commission on or before July 31, 2005 (or September 9, 2005 if the registration statement is reviewed by the Securities and Exchange Commission), then the Company must pay the holder liquidated damages equal to 1.5% percent of the outstanding principal amount of the Note for the first 30 days and an additional 1.5% of the outstanding principal amount of the Note for each 30 day period subsequent thereto.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      See Item 1.01.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      See Item 1.01.


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

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Not applicable.

(B)   PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

(C)   EXHIBITS

EXHIBIT
NUMBER                              DESCRIPTION
-------  -----------------------------------------------------------------------
4.1 Securities Purchase Agreement dated as of May 2, 2005 among Knockout Holdings, Inc. and DCOFI Master LDC

4.2      11% Senior Secured Note due May 2, 2005 issued to DCOFI Master LDC

4.3 Registration Rights Agreement entered into as of May 2, 2005 among Knockout Holdings, Inc. and DCOFI Master LDC

4.4 Common Stock Purchase Warrant to purchase 700,000 shares of common stock of Knockout Holdings, Inc. issued to DCOFI Master LDC

4.5 Security Agreement dated as of May 2, 2005 among Knockout Holdings, Inc. and DCOFI Master LDC

4.6 Escrow Agreement made as of May 2, 2005 by and among Knockout Holdings, Inc., DCOFI Master LDC and Continental Stock Transfer & Trust Company


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KNOCKOUT HOLDINGS, INC.


Dated: May 5, 2005                            By: /s/ Oscar Turner
                                                 -------------------------------
                                                 Name:   Oscar Turner
                                                 Title:  Chief Financial Officer


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